Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Astoria US Quality Kings ETF (ROE)
(the “Fund”)
(a series of EA Series Trust)

Listed on The Nasdaq Stock Market LLC

April 8, 2024

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) each dated July 25, 2023

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S NAME EFFECTIVE APRIL 22, 2024, AS DESCRIBED BELOW.
Effective April 22, 2024, the Fund’s name will change as follows, and all such references in the Summary Prospectus, Prospectus, and SAI are revised to reflect the new name.

	Current	New (effective April 22, 2024)
Fund Name	Astoria US Quality Kings ETF	Astoria US Equal Weight Quality Kings ETF
The second paragraph of the summary section entitled “Principal Investment Strategies” on page 2 of the Summary Prospectus and page 2 of the Prospectus, as well as the fourth paragraph of the subsection entitled “Additional Information About the Fund—Additional Information about the Fund’s Investment Objective and Principal Strategies” on page 7 of the Prospectus, is replaced with the following:
The Sub-Adviser constructs the Fund’s portfolio by evaluating all of the securities in an investment universe comprised of publicly traded U.S. listed stocks of large- and mid-capitalization companies (defined by the Sub-Adviser to be companies with a market capitalization of at least $5 billion) that are considered to be sufficiently liquid by the Sub-Adviser. Proprietary quantitative screens developed by the Sub-Adviser are used to rank such stocks according to their quality, valuation, dividend potential and growth metrics relative to the median of their sector. The Sub-Adviser uses a variety of metrics in its discretion to evaluate each stock for each of these factors, including but not limited to return on equity, return on investment capital, price-to-earnings ratio, dividend yield, projected growth estimates, and earnings momentum. The metrics used evaluate each factor vary by sector based on the Sub-Adviser’s assessment of which metric(s) have historically provided the best measure of that factor. A weighted average rank across each factor is then calculated and the top 50 to 100 ranked stocks are selected for the Fund on an equal-weighted basis. The number of stocks selected will vary based on the Sub-Adviser’s decision to overweight or underweight sectors in accordance with its assessment of the markets at the time of screening and to maintain diversification in the Fund’s portfolio.

Please retain this Supplement for future reference.